SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 15, 2006
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      California                     333-124115                20-2355224
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 13 ("Series 13") has acquired an interest in:

o        FDI-Park Place, Ltd., a Texas limited partnership.

This entity is referred to herein as a local limited partnership.

o        FDI-Park Place, Ltd. owns the Park Place Apartments in Bellville,
         Texas.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
FDI - Park    Park Place    Bellville    January 2007 $2,199,678   8 1-BR        $316        $975,503     $1,068,740
Place         Apartments    (Austin                                Units                     USDA RD (3)
              4 buildings   County),                               32 2-BR       $354
              (2)           Texas                                  Units                     $225,000
                                                                                             TDHCA
                                                                                             -HOME (4)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 13 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 13 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. U.S. Department of Agriculture, Rural Development provided the first mortgage loan for a term of 50 years (commencing in 1984) at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule.

4. Texas Department of Housing and Community Affairs will provide the second mortgage loan for a term of 30 years at an annual rate of 1%. Principal and interest will be payable monthly based on a 30-year amortization schedule.

FDI - Park Place (Bellville): Bellville is in Austin County, Texas, 13 miles north of Interstate Highway 10, 18 miles south of U.S. Highway 290, and approximately 60 miles west of Houston. The population of the Bellville market area is approximately 3,800. The major employers for Austin County residents are Acme Brick Company, Austin County and Lear Siegler Services Inc. (management and technical services).

------------------------------------------------------------------------------------------------------------------------
                                                 LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 13's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- --------------- -------------------- -------------------
FDI - Park       Fieser            Hamilton      $263,501       Series 13: 10%, but   99.98/.01/.01       $801,395
Place            Holdings,         Valley                       not less than $1,000  29.99/.01/70
                 Inc.              Management
                                   Inc.                         LGP: 70%

                                                                The balance: 29.99%
                                                                to Series 13, .01%
                                                                to SLP and 70% to LGP
--------------- ------------------ ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 13, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 13, (ii) the special limited partner and (iii) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of FDI-Park Place, Ltd. dated as of June 15, 2006

         99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of FDI-Park Place, Ltd. dated as of June 15, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13

Date: July 5, 2006            By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Amended and Restated Agreement of Limited Partnership of FDI-Park Place, Ltd. dated as of June 15, 2006

     99.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of FDI-Park Place, Ltd. dated as of June 15, 2006